EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML Trend-Following Futures Fund L.P. (the “Partnership”) on Form 10-Q for the quarter ended September 30, 2013  as filed with the Securities and  Exchange Commission on the date hereof (this “Report”), I, Keith Glenfield, Chief Executive Officer and President of Merrill Lynch Alternative Investments LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 14, 2013

By:	/s/ KEITH GLENFIELD
Keith Glenfield
Chief Executive Officer and President
(Principal Executive Officer)